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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 11, 1996
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                            Saga Communications, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-11588                                 38-3042953
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       (Commission File Number)              (IRS Employer Identification No.)

    73 Kercheval Avenue, Grosse Pointe Farms, Michigan                48236
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (313) 886-7070
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              (Registrant's Telephone Number, Including Area Code)




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    Item 2. Acquisition or Disposition of Assets
            ------------------------------------

    On June 11, 1996, Saga Communications, Inc. (the "Registrant"), acquired from Roy H. Park Broadcasting of the Midwest, Inc. ("Park"), a Delaware corporation (the "Seller"), substantially all of the assets of radio stations WNAX AM/FM (the "Stations"), licensed to Yankton, South Dakota. As of June 12, 1996, the Registrant owns one television station and 26 radio stations consisting of 16 FM and 10 AM radio stations.

    The acquisition price for the assets was approximately $7,000,000. The principal source of funds used to acquire the radio stations was borrowings under the Registrant's $30,000,000 senior secured adjustable reducing revolving credit facility with The First National Bank of Boston; C.I.B.C., Inc.; Bank of New York; The Bank of California; and Society Bank.

    The registrant will utilize the FCC broadcast licenses, broadcast tower, antenna, transmitter and real property acquired from the Seller in a manner similar to that previously utilized by the Seller.

    The Asset Purchase Agreement and Press Release are attached hereto as Exhibits and incorporated herein by reference. The foregoing summary of the such exhibits is qualified in its entirety by reference to the complete text of such exhibits.

    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

       (a)  Financial Statements of Business Acquired
            -----------------------------------------

            Roy H. Park Broadcasting of the Midwest, Inc.:
            ---------------------------------------------

            Report of Independent Auditors

            Balance Sheet at December 31, 1995

            Statement of Operations for the year ended December 31, 1995

            Statement of Stockholder's Equity year ended December 31, 1995

            Statement of Cash Flows for the year ended December 31, 1995

            Notes to Financial Statements


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            Unaudited Condensed Balance Sheet at March 31, 1996

            Unaudited Condensed Statement of Operations for the three month periods ended March 31, 1996 and 1995

            Unaudited Condensed Statement of Cash Flows for the three month periods ended March 31, 1996 and 1995

            Notes to Unaudited Financial Statements

       (b)  Pro Forma Financial Statements
            ------------------------------

            Pro Forma Combined Condensed Financial Statements (Unaudited):
            -------------------------------------------------------------

            Unaudited Pro Forma Combined Condensed Balance Sheet at March 31,
            1996

            Unaudited Pro Forma Combined Condensed Statement of Operations For the year ended December 31, 1995 and the three month period ended March 31, 1996

            Notes to Pro Forma Combined Condensed Financial Statements
            (Unaudited)

       (c)  Exhibits
            --------

            See exhibit index annexed hereto.

       (d) It is impracticable for the Registrant to provide the required historical and pro forma financial statements at this time. The Registrant undertakes to file such required financial statements when such statements are available. The required financial statements will be filed not later than August 13, 1996.


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
                                  Exhibit Index
                                  -------------

   Item 601
    Exhibit
     Table
   Reference   Exhibit Title
   ---------   -------------

     (2)(a)    Asset Purchase Agreement dated as of February
               23, 1996 by and between Saga Communications,
               Inc. and Roy H. Park Broadcasting of the
               Midwest, Inc.

     (23)      Consent of Ernst & Young LLP*

     (99)      Press Release dated June 24, 1996

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*  To be filed on or prior to August 13, 1996.


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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SAGA COMMUNICATIONS, INC.
                                        Registrant


                                        By /s/ Norman L. McKee
                                           -------------------------------------
                                           Norman L. McKee
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer

Dated:  June 26, 1996



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